Exhibit (j)
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the reference to us in this Registration Statement of GMO U.S. Treasury Fund on Form N-IA under the heading “Independent Registered Public Accounting Firm.”
/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
March 12, 2009

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the reference to us in this Registration Statement of GMO Asset Allocation Bond Fund on Form N-lA under the heading “Independent Registered Public Accounting Firm.”
/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
March 12, 2009